[GRAPHIC OMITTED] FIRST INVESTORS

Insured Tax Exempt Fund


















--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


     THE DATE OF THIS

--------------------------------------------------------------------------------
                               P R O S P E C T U S
--------------------------------------------------------------------------------
                                 IS MAY 1, 2001

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------


INTRODUCTION.................................................................. 3

OVERVIEW OF
THE INSURED TAX EXEMPT FUND

What is the Insured Tax Exempt Fund?.......................................... 4
Objective..................................................................... 4
Primary Investment Strategies................................................. 4
Primary Risks................................................................. 4
Who should consider buying the Insured Tax Exempt Fund?....................... 4
How has the Insured Tax Exempt Fund performed?................................ 5
What are the fees and expenses of the Insured Tax Exempt Fund?................ 6

THE INSURED TAX EXEMPT FUND
IN DETAIL

What are the Insured Tax Exempt Fund's
objective, principal investment strategies and principal risks?..............  8
Who manages the Insured Intermediate Tax Exempt Fund?........................ 10

BUYING AND SELLING SHARES

How and when does the Insured Tax Exempt Fund price its shares?.............. 11
How do I buy shares?......................................................... 11
Which class of shares is best for me?........................................ 11
How do I sell shares?........................................................ 13
Can I exchange my shares for the shares of other First Investors Funds?...... 14

ACCOUNT POLICIES

What about dividends and capital gain distributions?......................... 15
What about taxes?............................................................ 15
How do I obtain a complete explanation of all account privileges and policies?.................................................................... 16

FINANCIAL HIGHLIGHTS ........................................................ 17

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the Insured Tax Exempt Fund that invests primarily in tax exempt municipal securities.

There is an "Overview" which provides a brief explanation of the Fund's objective, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide if the Fund may be right for you, we have included in the Overview a section offering examples of who should consider buying the Fund. The Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

The Fund does not pursue a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

--------------------------------------------------------------------------------
OVERVIEW OF THE INSURED TAX EXEMPT FUND
--------------------------------------------------------------------------------


WHAT IS THE INSURED TAX EXEMPT FUND?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Primary Investment Strategies:

The Fund invests in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more. The Fund invests in variable rate and floating rate municipal notes, including "inverse floaters."

Primary Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline. Inverse floaters tend to fluctuate significantly more than other bonds in response to interest rate changes. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED TAX EXEMPT FUND?

The Insured Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

ARE SEEKING A RELATIVELY CONSERVATIVE INVESTMENT WHICH PROVIDES A HIGH DEGREE OF CREDIT QUALITY,

ARE SEEKING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, INCLUDING THE AMT,

ARE SEEKING A RELATIVELY HIGH LEVEL OF TAX EXEMPT INCOME AND ARE WILLING TO ASSUME A MODERATE DEGREE OF MARKET VOLATILITY TO ACHIEVE THIS GOAL, AND

HAVE A LONG-TERM INVESTMENT HORIZON AND ARE ABLE TO RIDE OUT MARKET CYCLES.

The Insured Tax Exempt Fund is generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

The Insured Tax Exempt Fund is currently accepting purchase orders only from existing shareholders and new shareholders who are investing at least $1,000,000.

--------------------------------------------------------------------------------
HOW HAS THE INSURED TAX EXEMPT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

--------------------------------------------------------------------------------
                             INSURED TAX EXEMPT FUND

                  [The following table appears in graph form:]


1991    1992    1993    1994    1995    1996    1997     1998    1999    2000
10.26%  8.05%   9.88%   -5.61%  16.01%  2.81%   8.27%    5.26%   -3.63%  11.93%

During the periods shown, the highest quarterly return was 6.44% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.43% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 2000. This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.






--------------------------------------------------------------------------------
                                                                       Inception
                                                                  Class B Shares
                     1 Year*       5 Years*       10 Years*          (1/12/95)

Class A Shares       4.91%           3.52%          5.48%              N/A
--------------------------------------------------------------------------------
Class B Shares       7.12%           3.78%           N/A               5.65%
--------------------------------------------------------------------------------
Lehman Index        11.68%           5.80%          7.31%              7.68%**
--------------------------------------------------------------------------------
*   THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.
** THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/94 TO 12/31/00.
--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE INSURED TAX EXEMPT FUND?


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(fees paid directly from your investment)   Class A Shares    Class B Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   6.25%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.0%**
--------------------------------------------------------------------------------
*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.




Annual Fund operating expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------
                                                         Total
                                Distribution            Annual    Fee Waiver
                                and Service              Fund      and/or
                   Management     (12b-1)      Other    Operating   Expense
                     Fees           Fees     Expenses   Expenses  Assumption        Net
                                     (1)                   (2)      (2),(3),     Expenses
                                                                                    (2)

Class A               0.71%      0.27%         0.14%     1.12%      0.05%          1.07%
Shares

Class B               0.71%      1.00%         0.14%     1.85%      0.05%          1.80%
Shares
----------------------------------------------------------------------------------------

 (1) THE MAXIMUM 12B-1 FEE PAYABLE BY THE FUND ON CLASS A SHARES IS 0.30%. BECAUSE THE FUND PAYS RULE 12B-1 FEES, LONG-TERM SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES.
(3) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER
WAIVED MANAGEMENT FEES IN EXCESS OF 0.68%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.66% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                       One Year       Three Years   Five Years     Ten Years

If you redeem your shares:

Class A shares           $727            $954         $1,199        $1,899
--------------------------------------------------------------------------------

Class B shares           $583            $877         $1,196        $1,974*

--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A shares           $727            $954         $1,199        $1,899
--------------------------------------------------------------------------------

Class B shares           $183            $577           $996        $1,974*
--------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INSURED TAX EXEMPT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:

The Fund invests at least 80% of its total assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities include, private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate- term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund invests in variable rate and floating rate municipal notes, including "inverse floaters." Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes. Inverse floaters are floating rate securities whose rates of interest move inversely to a floating rate benchmark. The rates on inverse floaters typically fall as short-term market interest rates rise and rise as short-term rates fall. The Fund benefits from its investments in inverse floaters by receiving a higher rate of interest than it does on other comparable bonds. However, inverse floaters tend to fluctuate in price more than other bonds in response to interest rate changes and therefore they cause the Fund's share price to be subject to greater volatility. The Fund will not invest more than 10% of its assets in inverse floaters.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments which are exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax. No more than 20% of the Fund's assets may be invested in such securities.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Insured Tax Exempt Fund:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of municipal bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds. Moreover, not all of the securities held by the Fund may be insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.

Market Risk:

The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. Municipal securities may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

Derivative Securities Risk:

Because the Fund may invest in inverse floaters which are a form of derivative securities, it is subject to a greater degree of interest rate risk than funds which do not invest in these securities. Inverse floaters tend to fluctuate in price significantly more than other bonds as the result of interest rate changes.

WHO MANAGES THE INSURED TAX EXEMPT FUND?

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. It serves as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.5 billion as of March 31, 2001. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended

December 31, 2000, FIMCO received advisory fees of 0.68% of the Fund's average daily net assets.

Clark D. Wagner serves as Portfolio Manager of the Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DOES THE INSURED TAX EXEMPT FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. These are referred to as "Trading Days." The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements for certain types of retirement accounts and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.
The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.
Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

The Insured Tax Exempt Fund is currently accepting purchase orders only from existing shareholders and new shareholders who are investing at least $1,000,000.


--------------------------------------------------------------------------------
                                 CLASS A SHARES


Your investment                              Sales Charge as a percentage of
                                         offering price      net amount invested
Less than $25,000                            6.25%                  6.67%
--------------------------------------------------------------------------------
$25,000-$49,999                               5.75                  6.10
--------------------------------------------------------------------------------
$50,000-$99,999                               5.50                  5.82
--------------------------------------------------------------------------------
$100,000-$249,999                             4.50                  4.71
--------------------------------------------------------------------------------
$250,000-$499,999                             3.50                  3.63
--------------------------------------------------------------------------------
$500,000-$999,999                             2.50                  2.56
--------------------------------------------------------------------------------
$1,000,000 or more                              0*                    0
--------------------------------------------------------------------------------
*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

--------------------------------------------------------------------------------
                                 CLASS B SHARES
Year of Redemption                        CDSC as a Percentage of Purchase Price
                                                    or NAV at Redemption

--------------------------------------------------------------------------------
Within the 1st or 2nd year                                  4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                                  3
--------------------------------------------------------------------------------
In the 5th year                                             2
--------------------------------------------------------------------------------
In the 6th year                                             1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                            0
--------------------------------------------------------------------------------

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Fund has a separate Rule 12b-1 plan for each class of shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES OF THE FUND, SEE THE APPROPRIATE SECTION IN THIS PROSPECTUS ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?"

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by:

Contacting your Representative who will place a redemption order for you;

Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

Telephoning the Special Services Department of ADM at 1-800-342-6221; or

Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account fails to meet the minimum account balance as a result of a redemption, or for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of the same class of any other First Investors Fund without paying any additional sales charge. Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

To the extent that it has net investment income, the Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of each Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

For individual shareholders, income dividends paid by the Fund should generally be exempt from federal income taxes, including the federal AMT. For federal income tax purposes, long-term capital gain distributions by the Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions by the Fund of interest income from taxable obligations, if any, and short-term capital gains are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of

Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, and Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the SAI, which is available upon request.



--------------------------------------------------------------------------------
Insured Tax Exempt Fund
--------------------------------------------------------------------------------

PER SHARE DATA
                     NET ASSET     INCOME FROM                                  LESS DISTRIBUTIONS
                     VALUE AT      INVESTMENT OPERATIONS                        FROM
                     BEGINNING
                     OF PERIOD     Net             Net Realized    Total from    Net           Net Realized   Total
                                   Investment      and             Investment    Investment    Gains          Distributions
                                   Income          Unrealized      Operations    Income
                                                   Gain (loss)
                                                   on investments

CLASS A

1996                  $10.37         $.510         $(.233)        $.277          $.507          $__           $.507
1997                   10.14          .502           .312          .814           .504           __            .504
1998                   10.45          .475           .099          .574           .474           __            .474
1999                   10.55          .515          (.889)        (.374)          .466           __            .466
2000                    9.71          .468           .656         1.124           .504           __            .504

CLASS B

1996                   10.37          .441          (.242)         .199           .439           __            .439
1997                   10.13          .429           .323          .752           .432           __            .432
1998                   10.45          .400           .096          .496           .396           __            .396
1999                   10.55          .431          (.877)        (.446)          .394           __            .394
2000                    9.71          .395           .657         1.052           .432           __            .432
-------------------------------------------------------------------------------------------------------------------

**      CALCULATED WITHOUT SALES CHARGES.
++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


------------------------------------------------------------------------------------------------------------------

              TOTAL        RATIOS/SUPPLEMENTAL DATA
              RETURN

 NET          TOTAL        NET        RATIO TO AVERAGE                RATIO TO AVERAGE             PORTFOLIO
 ASSET        RETURN**     ASSETS     NET ASSETS++                    NET ASSETS                   TURNOVER
 VALUE AT     (%)          AT                                         Before Expenses              RATE (%)
 END OF                    END OF     Expenses    Net                 Waived or Assumed
 PERIOD                    PERIOD     (%)         Investment
                           (IN                    Income(%)           Expenses       Net
                           THOU-                                      (%)            Investment
                           SANDS)                                                    Income (%)
 CLASS A

  $10.14          2.81    $1,252,608    1.14         5.06             N/A              N/A         21
   10.45          8.27     1,191,815    1.14         4.93             N/A              N/A         13
   10.55          5.62     1,118,898    1.11         4.51             N/A              N/A         19
    9.71         (3.63)      958,668    1.12         5.03             N/A              N/A         31
   10.33         11.93                  1.09         4.69              1.12            4.66        27
                             945,502

 CLASS B

   10.13          2.03       3,046      1.83         4.37             N/A              N/A         21
   10.45          7.62       3,460      1.85         4.22             N/A              N/A         13
   10.55          4.83       3,878      1.83         3.79             N/A              N/A         19
    9.71         (4.31)      4,290      1.85         4.30             N/A              N/A         31
   10.33         11.12        4,368     1.82         3.96              1.85            3.93        27
-------------------------------------------------------------------------------------------------------------

                                                                                      INSURED TAX EXEMPT FUND

[GRAPHIC OMITTED] FIRST INVESTORS

INSURED TAX EXEMPT FUND


For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.


Shareholder Manual:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of Fund shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

     ADMINISTRATIVE DATA MANAGEMENT CORP.
     581 MAIN STREET
     WOODBRIDGE, NJ 07095-1198
     TELEPHONE:  1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(Investment Company Act File No.: First Investors Insured Tax Exempt Fund, Inc. 811-2923)